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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Perot Systems Corporation (the "Company") in their respective capacities set forth below constitutes and appoints Russell Freeman, Peter Altabef and Charles Bell, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company to be issued or transferred to eligible employees, officers, independent consultants, directors who are also employees or consultants, and advisors of the Company pursuant to the Company's 2001 Long-Term Incentive Plan, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation, the power and authority to sign the name of each undersigned individual in the capacity indicated below opposite the name of such individual to the Registration Statement on Form S-8 or any Form relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to sign any and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

              Signature                                        Title                           Date
              ---------                                        -----                           ----
                                         Chairman of the Board
         /s/ Ross Perot                                                                    May 10, 2001
------------------------------------
              Ross Perot
                                         President, Chief Executive Officer and Director
         /s/ Ross Perot, Jr.             (principal executive officer)                     May 10, 2001
------------------------------------
            Ross Perot, Jr.
                                         Vice President and Director
         /s/ James Champy                                                                  May 10, 2001
------------------------------------
             James Champy
                                         Vice President and Chief Financial Officer
         /s/ Russell Freeman             (principal financial officer)                     May 10, 2001
------------------------------------
            Russell Freeman
                                         Corporate Controller (principal accounting
         /s/ Robert J. Kelly             officer)                                          May 10, 2001
------------------------------------
            Robert J. Kelly
                                         Director
         /s/ Steve Blasnik                                                                 May 10, 2001
------------------------------------
             Steve Blasnik
                                         Director
         /s/ William K. Gayden                                                             May 10, 2001
------------------------------------
           William K. Gayden
                                         Director
         /s/ Carl Hahn                                                                     May 10, 2001
------------------------------------
               Carl Hahn